                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      MERCURY INTERACTIVE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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

                   [LOGO OF MERCURY INTERACTIVE CORPORATION]

                        MERCURY INTERACTIVE CORPORATION

To our Stockholders:

   I am pleased to invite you to attend the annual meeting of stockholders of Mercury Interactive Corporation to be held on Tuesday, May 15, 2001, at 10:00 a.m. at our offices located at 1325 Borregas Avenue, Sunnyvale, California 94089. Details regarding the business to be conducted at the annual meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. Also enclosed in this mailing are three other documents: our 2000 Annual Report, which contains information about our business and our 2000 audited financial statements; a proxy card for you to record your vote; and a return envelope for your proxy card.

   Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding voting by written proxy. Any stockholder attending the meeting may vote in person, even though he or she has already returned a proxy card.

   You will notice that this year we have changed the format of the proxy statement to make it easier to understand. We look forward to seeing you at the meeting.

                                          Sincerely,

                                          Sharlene Abrams
                                          Chief Financial Officer, Vice
                                          President of Finance and
                                          Administration and Secretary

Sunnyvale, California
April 12, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                        MERCURY INTERACTIVE CORPORATION
                              1325 Borregas Avenue
                          Sunnyvale, California 94089
                                 (408) 822-5200

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 TIME                               10:00 a.m. on Tuesday, May 15, 2001

 PLACE                              Mercury Interactive Corporation
                                    1325 Borregas Avenue
                                    Sunnyvale, California 94089

 ITEMS OF BUSINESS                  (1) Elect the Board of Directors;

                                    (2) Ratify the appointment of
                                    PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending
                                    December 31, 2001; and

                                    (3) To consider such other business as may properly come before the annual meeting.

 RECORD DATE                        You are entitled to vote if you were a
                                    stockholder at the close of business on
                                    Friday, March 23, 2001.

 VOTING BY PROXY                    Please submit a proxy as soon as possible
                                    so that your shares can be voted at the
                                    annual meeting in accordance with your
                                    instructions. For specific instructions on
                                    voting, please refer to the instructions on
                                    the proxy card.

                                    By Order of the Board of Directors

                                    Sharlene Abrams
                                    Secretary


  This proxy statement and accompanying proxy card are being distributed on or about April 12, 2001.

                        MERCURY INTERACTIVE CORPORATION

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

                               TABLE OF CONTENTS


INFORMATION CONCERNING SOLICITATION AND VOTING.............................   1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING.....   1
  Why am I receiving these materials?......................................   1
  What information is contained in these materials?........................   1
  What proposals will be voted on at the meeting?..........................   1
  What is Mercury Interactive's voting recommendation?.....................   1
  Who can vote at the meeting?.............................................   2
  How many votes do you need to hold the meeting?..........................   2
  What shares owned by me can be voted?....................................   2
  What is the difference between holding shares as a stockholder of record
   and as a beneficial owner?..............................................   2
  What is the voting requirement to approve each of the proposals?.........   2
  What does it mean if I receive more than one proxy or voting instruction
   card?...................................................................   3
  How are votes counted?...................................................   3
  How can I vote my shares in person at the meeting?.......................   3
  How can I vote my shares without attending the meeting?..................   3
  How can I change my vote after I return my proxy?........................   3
  Where can I find the voting results of the meeting?......................   3
  What happens if additional proposals are presented at the annual
   meeting?................................................................   4
  What is the quorum requirement for the annual meeting?...................   4
  Who will count the vote?.................................................   4
  Is my vote confidential?.................................................   4
  Who will bear the cost of soliciting votes for the annual meeting?.......   4
  May I propose actions for consideration at next year's annual meeting of
   stockholders or nominate individuals to serve as directors?.............   4

PROPOSAL ONE--ELECTION OF DIRECTORS........................................   5

PROPOSAL TWO--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.......   7

EXECUTIVE COMPENSATION.....................................................   8
  Summary Compensation Table...............................................   8
  Stock Splits.............................................................   8
  Option Grants in Last Fiscal Year........................................   9
  Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option
   Values..................................................................   9
  Compensation Committee Interlocks and Insider Participation..............  10
REPORT OF THE COMPENSATION COMMITTEE.......................................  10

REPORT OF THE AUDIT COMMITTEE..............................................  12

CERTAIN TRANSACTIONS.......................................................  13

STOCK PRICE PERFORMANCE GRAPHS.............................................  14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............  16

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................  18

OTHER MATTERS..............................................................  18

APPENDIX A--AUDIT COMMITTEE CHARTER........................................ A-1

                        MERCURY INTERACTIVE CORPORATION

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

   Our board of directors is soliciting proxies for the 2001 Annual Meeting of Stockholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

   Voting materials, which include the proxy statement, proxy card and 2000 Annual Report to Stockholders, were mailed to stockholders on or about April 12, 2001. Our principal executive offices are located at 1325 Borregas Avenue, Sunnyvale, California 94089. Our telephone number is 408-822-5200.

   We have retained the services of Innisfree M&A, Incorporated to aid in the solicitation of proxies from bankers, bank nominees and other institutional owners. The costs of soliciting proxies from stockholders will be paid by Mercury Interactive and is estimated to be $8,500. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the voting materials to the beneficial owners. Directors, officers and regular employees may solicit proxies on behalf of Mercury Interactive, without additional compensation, personally or by telephone or facsimile.

    QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: Mercury Interactive's board of directors is providing these proxy materials for you in connection with our annual meeting of stockholders, which will take place on May 15, 2001. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Mercury Interactive's 2000 Annual Report, proxy card and return envelope are also enclosed.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There are two proposals scheduled to be voted on at the meeting:

  .  Election of the Board of Directors; and

  . Ratification of the appointment of PricewaterhouseCoopers LLP as Mercury Interactive's independent accountants for the year ending December 31, 2001.

Q: WHAT IS MERCURY INTERACTIVE'S VOTING RECOMMENDATION?

A: Our board of directors recommends that you vote your shares "FOR" each of the nominees to the board and "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as Mercury Interactive's independent accountants.

Q: WHO CAN VOTE AT THE MEETING?

A. The board of directors set March 23, 2001 as the record date for the meeting. All stockholders who owned Mercury Interactive common stock on March 23, 2001 may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. On March 23, 2001, 81,643,219 shares of Mercury Interactive common stock were outstanding.

Q: HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

A: Shares are counted as present at the meeting if you:

  .  are present and vote in person at the meeting; or

  .  have properly submitted a proxy card.

   A majority of Mercury Interactive's outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum.

Q: WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of the close of business on March 23, 2001, the record date, may be voted by you if either (1) you held these shares directly in your name as the stockholder of record, or (2) these shares were held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD
   AND AS A BENEFICIAL OWNER?

A: Most stockholders of Mercury Interactive hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

   STOCKHOLDER OF RECORD

   If your shares are registered directly in your name with Mercury Interactive's transfer agent, ChaseMellon Shareholder Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Mercury Interactive. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

   BENEFICIAL OWNER

   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: For the election of directors, the five individuals receiving the highest number of "FOR" votes will be elected. The other proposal requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in "How are votes counted?" and "What is the quorum requirement for the annual meeting?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
   CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: HOW ARE VOTES COUNTED?

A: You may vote either "FOR" or "AGAINST" each nominee for the board of directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on the other proposal. If you abstain from voting on the other proposal, it has the same effect as a vote "AGAINST". If you just sign your proxy card with no further instructions, your shares will be counted as a yes vote "FOR" each Director and "FOR" ratification of the appointment of Mercury Interactive's independent accountants. If you do not vote and you hold your shares in a brokerage account in your broker's name (this is called "street name"), your shares will not be counted in the tally of the number of shares cast "FOR," "AGAINST" or "ABSTAIN" on any proposal where your broker does not have discretionary authority to vote (these are called "broker non-votes"), and therefore will have the effect of reducing the number of shares needed to approve any of those items. However, these shares may will be counted for the purpose of establishing a quorum for the meeting. Voting results are tabulated and certified by our transfer agent, ChaseMellon Shareholder Services.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification to the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: If you hold shares directly as a stockholder of record, you may vote your shares without attending the meeting by marking, signing and returning the enclosed proxy card in the enclosed postage prepaid envelope. Please refer to the summary instructions included on your proxy card.

   If you hold your shares in street name, your broker or nominee will include a voting instruction card. You may vote your shares by marking and signing your proxy card and following the instructions provided by your broker or nominee and mailing it in the enclosed, postage prepaid envelope. Furthermore, the instructions provided by your broker or nominee may also provide for voting using the telephone or over the Internet. If your broker or nominee provides such an option and you wish to vote using the telephone or over the Internet, then follow the instructions provided by them. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q: HOW CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: The preliminary voting results will be announced at the meeting. The final results will be published in our first quarterly report on Form 10-Q filed after the date of the meeting.

Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Amnon Landan, Mercury Interactive's President, Chief Executive Officer and Chairman of the Board, Sharlene Abrams, Mercury Interactive's Vice President of Finance and Administration, Chief Financial Officer and Secretary, and Susan J. Skaer, Mercury Interactive's Vice President, General Counsel and Assistant Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of Mercury Interactive's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A: The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q: WHO WILL COUNT THE VOTE?

A: A representative of ChaseMellon Shareholder Services, our transfer agent, will tabulate the votes and act as the inspector of election.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Mercury Interactive or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the board of directors.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: Mercury Interactive will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. Mercury Interactive has retained the services of Innisfree M&A, Incorporated to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. Mercury Interactive estimates that it will pay Innisfree a fee of $8,500 for its services. In addition, Mercury Interactive may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF
   STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future annual stockholder meetings, including director nominations.

  STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in Mercury Interactive's proxy statement for next year's annual meeting, the written proposal must be received by Mercury Interactive no later than December 13, 2001. Such proposals will need to comply with the U.S. Securities and Exchange Commission's regulations regarding the inclusion of stockholder proposals in Mercury Interactive-sponsored proxy materials. In order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Mercury Interactive no later than twenty days prior to the meeting and should contain such information as required under Mercury Interactive's Bylaws. If the stockholder proposal is received after February 26, 2002, then management proxies may use their discretionary voting authority with respect to the proposal.

  NOMINATION OF DIRECTOR CANDIDATES: Our bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at an annual stockholder meeting, it is necessary that you notify Mercury Interactive not fewer than 120 days in advance of the date of the prior year's annual meeting of stockholders. Thus, since this year's annual meeting is being held on May 15, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Mercury Interactive not later than January 15, 2002 (i.e., 120 days prior to May 15). In addition, the notice must meet all other requirements contained in Mercury Interactive's Bylaws and include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

  COPY OF BYLAW PROVISIONS: You may contact our Corporate Secretary at our corporate headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

   We currently have five members on our board of directors. All of the nominees are incumbent directors. Unless otherwise instructed, the holders of proxies solicited by this proxy statement will vote the proxies received by them for the five nominees. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next meeting or until his successor has been elected and qualified.

Nominees

   The names of the nominees and certain information about them, are set forth below.

                                                                       Director
   Name of Nominee          Age  Position(s) with Mercury Interactive   Since
   ---------------          ---  ------------------------------------  --------
   Amnon Landan............  42 Chairman of the Board, President and     1996
                                Chief Executive Officer
   Kenneth Klein...........  41 Director and Chief Operating Officer     2000
   Igal Kohavi(1)(2).......  61 Director                                 1994
   Yair Shamir(1)(2).......  55 Director                                 1994
   Giora Yaron(1)(2).......  52 Director                                 1996

--------
(1)Member of the Compensation Committee.

(2)Member of the Audit Committee.

   Mr. Amnon Landan has served as our President and Chief Executive Officer since February 1997, has served as Chairman of the Board of Directors since July 1999, and has been a director since February 1996. From October 1995 to January 1997, he served as President, and from March 1995 to September 1995, he served as President of North American Operations. He served as Chief Operating Officer from August 1993 until March 1995. From December 1992 to August 1993, he served as Vice President of Operations and from June 1991 to December 1992, he served as Vice President of Research and Development. From November 1989 to June 1991, he served with us in various technical positions.

   Mr. Kenneth Klein has been one of our directors since July 2000. Mr. Klein has served as our Chief Operating Officer since January 2000. He served as President of North American Operations from July 1998 until December 1999. From April 1995 to July 1998 he served as Vice President of North American Sales. From May 1992 to March 1995, he served as our Western Area Sales Manager. From March 1990 to May 1992, Mr. Klein served as Regional Sales Manager for Interactive Development Environments, a CASE tool company. Mr. Klein serves on the board of directors of Tumbleweed Communications Corp., a provider of messaging solutions.

   Dr. Igal Kohavi has been one of our directors since January 1994. Dr. Kohavi is currently retired. Dr. Kohavi served as Chairman of the Board of Neat Group, Inc., an Internet travel services company from March 2000 to December 2000 and as Chairman of the Board of Directors of DSP Group, Inc., a developer of digital signal processing technology from September 1995 to January 2000. From 1996 to December 1997 he served as Chairman of Polaris, an Israeli-based venture capital fund. From October 1994 to March 1996,
Dr. Kohavi served as the President and Chief Executive Officer of Dovrat-Schrem & Co., Ltd., an Israeli investment bank. Prior to that, Dr. Kohavi served as President of Clal Electronics Industries Ltd., from May 1993 until September 1994. From April 1986 to May 1993, Dr. Kohavi served as President of Clal Computers and Technology Ltd., an electronics company and a subsidiary of Clal.

   Mr. Yair Shamir has been one of our directors since August 1994. Mr. Shamir is currently the President and Chief Executive Officer of VCON Telecommunications, Ltd., a developer of videoconferencing hardware and software, and has served in that capacity since March 1997. Mr. Shamir served as Executive Vice President of the venture capital firm The Challenge Fund-- Etgar L.P. from August 1995 to March 1997. From January 1994 until July 1995, he was Chief Executive Officer of Elite Industries Ltd., a food products company. Prior to that, Mr. Shamir was Executive Vice President and General Manager, Israel of Scitex Corporation, an electronics company, from January 1987 through January 1994. Mr. Shamir is currently the Chairman of Catalyst Fund L.P., an Israeli European venture capital fund investing in late-stage companies. Mr. Shamir serves on the Board of Directors of DSP Group, Inc., Orckit Communications Ltd. and VCON Telecommunications, Ltd.

   Dr. Giora Yaron has been one of our directors since February 1996. Dr. Yaron is currently the Chairman and Chief Executive Officer of ExaNet Inc., a provider of storage networks and has served in these capacities since January 2001. From January 1997 until November 2000, Dr. Yaron served as Chief Executive Officer and Chairman of Itamar Medical (CM). Dr. Yaron currently continues to serve as the Chairman of Itamar Medical (CM). In addition, Dr. Yaron is the Chairman of Comsys Communications and Signal Processing Ltd. and has served in that capacity since January 1996. Prior to that, Dr. Yaron served as the President of Indigo NV, a vendor of digital color press products, from August 1992 to November 1995. From April 1979 to July 1992,
Dr. Yaron was with National Semiconductor Corporation where he served as General Manager of its Israeli operations and Corporate Vice President of Office Products. Dr. Yaron also currently serves as Chairman of the Board of P-cube Inc. and of Packet 7 Inc. Dr. Yaron also serves as a director of Yissum Research & Development Company of the Hebrew University and a member of the Board of Governors and the Executive Committee of the Hebrew University.

Board Meetings and Committees

   During the fiscal year ended December 31, 2000, there were six meetings of the board of directors. Each incumbent director attended at least 75% of the meetings of the board and committees, if any, upon which such director served. The board or a committee of the board approved certain matters by unanimous written consent. The board has a compensation committee and an audit committee. The board has no nominating committee or committee performing similar functions. Each committee is described as follows:

   Name of                                                         Number of
  Committees                                                        Meetings
 and Members             Functions of the Committees             in Fiscal 2000
 -----------             ---------------------------             --------------
 Audit        .  recommends to the board the selection of               4
 Igal Kohavi     independent accountants
 Yair Shamir  .  monitors corporate financial reporting and
 Giora Yaron     internal and external audits
              .  outlines improvements made, or to be made, in
                 internal accounting controls

 Compensation .  reviews and approves the executive                     4
 Igal Kohavi     compensation policies and plans
 Yair Shamir
 Giora Yaron

Board Compensation

   Directors who are not compensated as our employees receive a retainer of $25,000 per year for serving on the board of directors, paid $6,250 per quarter. In addition, they are reimbursed for their expenses in attending out-of-town meetings. Officers are appointed by and serve at the discretion of the board of directors. There are no family relationships between directors and executive officers of Mercury Interactive.

   Currently, nonemployee directors are automatically granted an initial option to purchase 50,000 shares of our common stock when they first join the board, and thereafter receive annual grants to purchase 10,000 shares of Mercury Interactive's common stock, under our 1994 Directors' Stock Option Plan. Under this plan, Messrs. Kohavi, Shamir and Yaron were each granted an option to purchase 10,000 shares on the date of the 2000 Annual Meeting of Stockholders at an exercise price of $67.875. These options vest in whole on the fifth anniversary of the date of grant, provided that the director has continually served as a director until that time.

                                 PROPOSAL TWO

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP has been our independent accountants since our inception and, upon recommendation of the audit committee, their reappointment as independent accountants for the fiscal year ending December 31, 2001 has been approved by the board of directors, subject to ratification by the stockholders.

   We have been advised by PricewaterhouseCoopers LLP that neither it nor any of its members has had any relationship with Mercury Interactive or any of its affiliates during the past three years other than as independent accountants. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth the compensation earned in each of the past three years by our chief executive officer and each of our other four most highly compensated executive officers (the "Named Executive Officers"):

                                                                      Long-Term
                                 Annual Compensation                 Compensation
                         ------------------------------------------  ------------
                                                       Other Annual   Securities
Name and Principal                                       Compen-      Underlying   All Other
Position                 Year Salary($)    Bonus($)     sation($)     Options(#)  Compensation
------------------       ---- ---------    --------    ------------  ------------ ------------
Amnon Landan............ 2000 $480,800     $600,000(1)        --       700,000        --
  Chairman of the Board, 1999  375,000      350,000(2)        --       720,000        --
  Chief Executive
   Officer and           1998  290,250      300,000           --       322,680        --
  President

Kenneth Klein........... 2000 $320,040     $ 75,000(1)   $ 68,637(3)   300,000        --
  Chief Operating
   Officer               1999  192,900          --        228,307(3)   342,000        --
                         1998  141,467          --        278,625(3)   163,108        --

Sharlene Abrams......... 2000 $222,000     $100,000(1)        --       100,000        --
  Vice President of
   Finance and           1999  172,900       75,000(2)        --       101,000        --
  Administration, Chief
   Financial             1998  161,050       60,000           --        81,868        --
  Officer and Secretary

Moshe Egert............. 2000 $136,000     $ 50,000(1)   $133,674(3)   100,000        --
  President of European  1999  138,000          --        108,000(3)    95,000        --
  Operations             1998  119,040          --        160,634(3)    81,864        --

Douglas Smith........... 2000 $165,019(4)       --            --       450,000        --
  Executive Vice
   President of          1999      --           --            --           --         --
  Corporate Development  1998      --           --            --           --         --

--------
(1) For 2000, represents a bonus for 1999 which was paid in 2000.

(2) For 1999, represents a bonus for 1998 which was paid in 1999.

(3) Reflects the amounts paid as sales commission and/or a car allowance.

(4) Mr. Smith joined us as a part-time employee in May 2000 and as an executive officer in August 2000 and therefore compensation paid from May 23, 2000 until December 31, 2000 is reflected.

Stock Splits

   All share and option numbers in this proxy statement have been adjusted to reflect the 2-for-1 stock splits paid to our stockholders in the form of stock dividends on February 26, 1999 and February 11, 2000.

Option Grants in Last Fiscal Year

   The following table sets forth each grant of stock options made during the year ended December 31, 2000 to each of the Named Executive Officers:

                                                                                 Potential Realizable
                                                                                Value at Assumed Annual
                                                                                 Rates of Stock Price
                                                                                Appreciation for Option
                                      Individual Grants                                 Term(4)
                         -------------------------------------------            -----------------------
                           Number of     Percent of
                          Securities   Total Options
                          Underlying     Granted to    Exercise or
                            Options     Employees in       Base      Expiration
          Name           Granted(#)(1) Fiscal Year(2) Price($/SH)(3)    Date       5%($)      10%($)
          ----           ------------- -------------- -------------- ---------- ----------- -----------
Amnon Landan(5).........    700,000         8.43%        $40.7188     01/06/10  $17,925,484 $45,426,696
Kenneth Klein(5)........    300,000         3.61%         40.7188     01/06/10    7,682,350  19,468,584
Sharlene Abrams(5)......    100,000         1.20%         40.7188     01/06/10    2,560,783   6,489,528
Moshe Egert(5)..........    100,000         1.20%         40.7188     01/06/10    2,560,783   6,489,528
Douglas Smith(5)........    450,000         5.42%         65.2031     05/23/10   18,452,646  46,762,627

--------
(1) Under the terms of Mercury Interactive's 1999 Option Plan, the compensation committee of the board of directors retains discretion, subject to plan limits, to modify the terms of outstanding options.
(2) An aggregate of 8,307,050 options to purchase shares of common stock of Mercury Interactive were granted to employees during 2000 under the 2000 Supplemental Stock Option Plan and the 1999 Option Plan.
(3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares that are already owned or by offset of the underlying shares, subject to certain conditions.
(4) This column shows the hypothetical gains or "option spreads" of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full ten year term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent any estimate or projection of future common stock prices.
(5) Messrs. Landan, Klein, Egert and Ms. Abrams were granted options on January 6, 2000 and Mr. Smith was granted options on May 23, 2000. Each option vests at the rate of 1/4th of the shares subject to the option at the end of twelve months and 1/36th of the remaining shares subject to the option at the end of each monthly period thereafter as long as such optionee's employment with Mercury Interactive has not terminated except that Mr. Smith's option vest at the rate of 1/48th of the shares subject to the option per month. Under Mercury Interactive's 1999 Option Plan, all options are immediately exercisable whether or not vested. Shares purchased upon exercise of unvested options are subject to repurchase by Mercury Interactive, at its option, upon the optionee's termination of employment.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table provides certain information concerning the exercises of options by each of the Named Executive Officers during the year ended December 31, 2000, including the aggregate value of gains on the date of exercise:

                                                         Number of Securities     Value of Unexercised In-
                           Number of                    Underlying Unexercised    the-Money Options at FY-
                             Shares                     Options at FY-End(#)(2)          End($)(1)
                          Acquired on       Value      ------------------------- --------------------------
          Name           Exercise(#)112 Realized($)(1) Exercisable Unexercisable Exercisable  Unexercisable
          ----           -------------- -------------- ----------- ------------- ------------ -------------
Amnon Landan............        --       $       --     2,224,000        --      $159,378,915       --
Kenneth Klein...........    136,000       12,662,586    1,126,417        --        83,311,372       --
Sharlene Abrams.........     93,165        7,797,745      209,938        --        13,809,501       --
Moshe Egert.............     94,000        8,547,285      381,000        --        28,297,905       --
Douglas Smith...........        --               --       450,000        --        11,271,105       --

--------
(1) Calculated by determining the difference between the closing price of Mercury Interactive's common stock on the Nasdaq National Market on the date of exercise, or year-end ($90.25), as the case may be, and the exercise price of the in-the-money options. Such numbers do not reflect amounts actually realized upon sale of the shares by such officers.
(2) Under Mercury Interactive's 1999 Stock Option Plan and Amended and Restated 1989 Stock Option Plan, all options are immediately exercisable whether or not vested. Shares purchased upon exercise of unvested options are subject to repurchase by Mercury Interactive, at its option, upon the optionee's termination of employment.

Compensation Committee Interlocks and Insider Participation

   No member of the compensation committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                     REPORT OF THE COMPENSATION COMMITTEE

   The following report of the compensation committee of Mercury Interactive, shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, or the Securities Exchange Act of 1934.

TO: Board of Directors

   The compensation committee of the board of directors of Mercury Interactive is charged with the responsibility of administering all aspects of Mercury Interactive's executive compensation programs. The members of the committee for the year ended December 31, 2000 were Messrs. Kohavi, Shamir and Yaron, who were all nonemployee directors of Mercury Interactive.

Compensation Objectives

   The objectives of the compensation program are: (1) to provide a means for Mercury Interactive to attract and retain high-quality executives; (2) to tie executive compensation directly to Mercury Interactive's business and performance objectives; and (3) to reward outstanding individual performance that contributes to the long-term success of Mercury Interactive.

Compensation Vehicles

   We use a simple total compensation program that consists of cash and equity compensation. Having a compensation program that allows Mercury Interactive to successfully attract and retain key employees permits it to provide useful products and services to customers, enhance stockholder value, stimulate technological innovation, foster company values and adequately reward employees. The vehicles are:

Cash Compensation

 Salary

   The Committee considers specifically the following factors in determining base compensation: (1) a comparison of Mercury Interactive's growth and financial performance relative to the performance of competitors; (2) salary levels for comparable positions in companies in the software industry; and (3) each executive's responsibility level and financial and strategic objectives for the subsequent year.

 Bonus

   Annual and other bonuses for officers other than Mr. Landan are based on Mercury Interactive's financial performance, as well as individual executive officer performance compared to goals. Other qualitative factors are also included in determining the bonuses, including achievements within the organization for which an executive is responsible and bonuses given by other similarly situated companies.

Equity Participation

   We have adopted stock option plans to provide employees with additional incentives to work to maximize stockholder value. The stock option plans utilize vesting periods to encourage key employees to continue in the employ of Mercury Interactive. Stock options have been awarded to the majority of Mercury Interactive's employees. We believe that options align the interests of executive officers closely with the interests of other stockholders because of the direct benefits executive officers receive through improved stock performance.

Chief Executive Officer's Compensation

   Compensation for the chief executive officer is determined by a process similar to that discussed above for executive officers. Mr. Landan's base compensation for April 2000 to April 2001 was established by the compensation committee in May 2000.

   The committee also established Mr. Landan's individual bonus plan for the above period according to the bonus structure described above and based on 2000 company performance objectives for Mr. Landan established in May 2000.

   Mr. Landan received a bonus of $600,000 for his performance in 1999, which was paid in February 2000. For his performance in 2000, Mr. Landan received a bonus of $500,000, which was paid in February 2001.

   The foregoing report has been furnished by the compensation committee of the board of directors of Mercury Interactive Corporation.

                                          Compensation Committee

                                          Igal Kohavi
                                          Yair Shamir
                                          Giora Yaron

                         REPORT OF THE AUDIT COMMITTEE

   The following report of the audit committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, or the Securities Exchange Act of 1934

   The audit committee of the board of directors reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the audit committee members satisfies the definition of independent director as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The board adopted a written charter for the audit committee on May 16, 2000, which is attached to this proxy statement as Appendix A. The audit committee met four times during the fiscal year ended December 31, 2000.

   The audit committee has reviewed Mercury Interactive's audited consolidated financial statements and discussed such statements with management. The audit committee has discussed with PricewaterhouseCoopers LLP, Mercury Interactive's independent accountants during the fiscal year ended December 31, 2000, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

   The audit committee received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the audit committee recommended to the board that Mercury Interactive's audited consolidated financial statements be included in Mercury Interactive's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and be filed with the U.S. Securities and Exchange Commission.

   The fees billed to us by PricewaterhouseCoopers for year ended December 31, 2000 were as follows:

    . Audit Fees: PricewaterhouseCoopers' fee for its audit of Mercury Interactive's annual financial statements and its review of the quarterly financial statements on Form 10-Q was $347,000;

    .  Financial Information Systems Design and Implementation
       Fees: PricewaterhouseCoopers did not bill Mercury Interactive any fees related to financial information systems design and implementation; and

    . All Other Fees: PricewaterhouseCoopers billed Mercury Interactive a total of $262,000 for all other non-audit services rendered to Mercury Interactive, including tax related services, stock option plan consulting, investment fund plan consulting and registration statement-related services.

   The Audit Committee has determined that the provision of the services by PricewaterhouseCoopers included in the category "All Other Fees" were compatible with maintaining their independence.

   The foregoing report has been furnished by the Audit Committee of the board of directors of Mercury Interactive Corporation.

                                          Audit Committee

                                          Igal Kohavi
                                          Yair Shamir
                                          Giora Yaron

                             CERTAIN TRANSACTIONS

   In October 1998, Mercury Interactive made loans to certain executive officers. The loans bear interest at the rate of 5.0% and were due in full on December 31, 2000 and were later secured by shares of common stock of Mercury Interactive owned by such officers. We made loans to the following executive officers in the following amounts: Amnon Landan $3,514,503; Kenneth Klein $954,327; and Sharlene Abrams $380,387. The loan to Mr. Landan was amended on December 31, 2000 to extend the term to June 30, 2001. As of March 1, 2001, the aggregate principal amount plus accrued interest owed by Mr. Landan was $1,783,165. Mr. Klein and Ms. Abrams repaid their loans in full in 2000, including accrued interest, on the dates and in the amounts set forth below:

                                                                         Total
                                                                        Interest
                                                       Repayment Date     Paid
                                                      ----------------- --------
   Kenneth Klein.....................................  February 8, 2000 $42,581
   Sharlene Abrams................................... February 25, 2000 $23,655

   We entered into letter agreements dated February 26, 1998 with Mr. Landan and Ms. Abrams, July 22, 1998 with Mr. Klein, August 12, 1999 with Mr. Egert and August 28, 2000 with Mr. Smith which provide that in the event that their employment is terminated for any reason other than cause within eighteen months of a change of control of Mercury Interactive, each shall be entitled to severance benefits of one year's base salary and all of their stock options shall immediately vest in full upon such termination.

   We entered into an employment agreement effective August 28, 2000 with Mr. Smith which provides for a base salary of $350,000 per year, an incentive bonus for the year ended December 31, 2000 of at least $150,000 and a special one-time bonus to be paid by April 15, 2001 of approximately $1,150,000. Mr. Smith is an "at-will" employee of Mercury Interactive.

   We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify the directors and officers to the fullest extent permitted by Delaware law.

                        STOCK PRICE PERFORMANCE GRAPHS

   The following line graphs compare the cumulative total return to stockholders on Mercury Interactive's Common Stock since December 31, 1995. The first graph compares stockholder return on Mercury Interactive's common stock with the same cumulative total return on the JP Morgan H&Q Growth Index (formerly known as the Hambrecht & Quist Growth Index) and the Nasdaq Stock Market--U.S. Index. The second graph compares stockholder return on Mercury Interactive's common stock with the S&P 500 Index and the JP Morgan H&Q Software Index. As Mercury Interactive was added to the S&P 500 Index during 2000, we are required to use this index as a comparison and we believe that the JP Morgan H&Q Software Index provides a more informative comparison with other companies in our industry. The information contained in these Performance Graphs shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Mercury Interactive specifically incorporates it by reference into such filing.

   The graphs assume that $100 was invested on December 31, 1995 in Mercury Interactive's common stock, the JP Morgan H&Q Growth Index, the Nasdaq Stock Market--U.S. Index, the S&P 500 Index, and the JP Morgan H&Q Software Index and that all dividends were reinvested. No dividends have been declared or paid on Mercury Interactive's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

                              MERCURY INTERACTIVE
                          JP MORGAN H&Q GROWTH INDEX
                        NASDAQ STOCK MARKET--U.S. INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

                                     JP Morgan H&Q         Nasdaq Stock
DATES        Mercury Interactive     Growth Index        Market-U.S. Index
-----        -------------------     -------------       -----------------
Dec-95              100.00               100.00               100.00
Jan-96              113.70                99.44               100.50
Feb-96               89.04               106.35               104.33
Mar-96               87.67               111.54               104.68
Apr-96               75.34               112.24               113.36
May-96               79.45               111.79               118.55
Jun-96               75.34               126.16               113.21
Jul-96               80.82               144.12               103.13
Aug-96               76.71               147.92               108.93
Sep-96               76.03               157.36               117.26
Oct-96               69.86               158.37               115.95
Nov-96               54.79               164.92               123.14
Dec-96               71.23               166.89               123.04
Jan-97               68.49               166.38               131.77
Feb-97               71.23               172.78               124.47
Mar-97               53.42               172.18               116.36
Apr-97               67.12               199.58               119.98
May-97               95.89               210.76               133.57
Jun-97               81.51               188.55               137.68
Jul-97               97.60               156.97               152.18
Aug-97              105.48               169.86               151.96
Sep-97              104.79               188.45               160.96
Oct-97              123.29               174.73               152.58
Nov-97              133.56               172.23               153.38
Dec-97              146.58               174.68               150.69
Jan-98              160.27               183.73               155.47
Feb-98              204.11               163.93               170.07
Mar-98              200.00               140.95               176.36
Apr-98              221.92               133.26               179.34
May-98              182.19               161.33               169.38
Jun-98              244.52               164.62               181.23
Jul-98              226.71               175.28               179.11
Aug-98              184.25               179.56               143.61
Sep-98              217.47               198.43               163.53
Oct-98              227.40               186.48               170.72
Nov-98              251.37               178.51               188.07
Dec-98              346.58               179.41               212.51
Jan-99              345.89               177.66               243.35
Feb-99              355.14               199.28               221.56
Mar-99              390.41               213.37               238.33
Apr-99              308.90               218.73               246.00
May-99              360.27               197.96               239.19
Jun-99              387.67               214.69               260.71
Jul-99              505.48               196.90               256.01
Aug-99              523.29               147.22               266.84
Sep-99              707.53               176.51               267.20
Oct-99              889.04               186.86               288.62
Nov-99              910.96               222.58               323.73
Dec-99             1182.88               260.24               394.92
Jan-00             1198.63               322.68               380.27
Feb-00             2112.33               288.08               452.52
Mar-00             1736.99               322.58               443.23
Apr-00             1972.60               345.45               372.80
May-00             1857.53               331.61               327.83
Jun-00             2120.55               369.51               385.35
Jul-00             2175.68               361.50               364.47
Aug-00             2678.08               376.51               407.54
Sep-00             3435.62               400.30               354.57
Oct-00             2432.88               445.02               325.32
Nov-00             1475.34               537.33               250.82
Dec-00             1978.08               729.00               237.62

                              MERCURY INTERACTIVE
                          JP MORGAN H&Q SOFTWARE INDEX
                                 S&P 500 INDEX

                        [PERFORMANCE GRAPH APPEARS HERE]

                                      JP Morgan H&Q
DATES        Mercury Interactive     Software Index        S&P 500 Index
-----        -------------------     --------------        -------------
Dec-95              100.00               100.00                100.00
Jan-96              113.70               102.10                103.40
Feb-96               89.04               104.20                104.36
Mar-96               87.67               109.13                105.37
Apr-96               75.34               121.26                106.92
May-96               79.45               122.19                109.68
Jun-96               75.34               119.00                110.10
Jul-96               80.82               108.74                105.23
Aug-96               76.71               110.43                107.45
Sep-96               76.03               122.39                113.50
Oct-96               69.86               118.19                116.63
Nov-96               54.79               126.63                125.44
Dec-96               71.23               121.56                122.96
Jan-97               68.49               125.77                130.64
Feb-97               71.23               117.07                131.67
Mar-97               53.42               110.93                126.26
Apr-97               67.12               112.90                133.79
May-97               95.89               129.08                141.94
Jun-97               81.51               131.75                148.30
Jul-97               97.60               146.22                160.10
Aug-97              105.48               152.34                151.13
Sep-97              104.79               157.98                159.41
Oct-97              123.29               154.73                154.08
Nov-97              133.56               155.67                161.22
Dec-97              146.58               146.98                163.98
Jan-98              160.27               152.25                165.80
Feb-98              204.11               176.30                177.76
Mar-98              200.00               190.79                186.86
Apr-98              221.92               191.53                188.74
May-98              182.19               184.19                185.49
Jun-98              244.52               197.77                193.03
Jul-98              226.71               186.71                190.97
Aug-98              184.25               143.90                163.36
Sep-98              217.47               164.97                173.83
Oct-98              227.40               158.93                187.97
Nov-98              251.37               176.63                199.36
Dec-98              346.58               192.02                210.85
Jan-99              345.89               203.08                219.66
Feb-99              355.14               187.85                212.84
Mar-99              390.41               191.92                221.35
Apr-99              308.90               181.38                229.92
May-99              360.27               193.46                224.49
Jun-99              387.67               219.06                236.95
Jul-99              505.48               212.56                229.55
Aug-99              523.29               219.43                228.42
Sep-99              707.53               243.31                222.16
Oct-99              889.04               271.60                236.22
Nov-99              910.96               326.09                241.02
Dec-99             1182.88               436.87                255.21
Jan-00             1198.63               406.85                242.39
Feb-00             2112.33               538.08                237.80
Mar-00             1736.99               460.76                261.07
Apr-00             1972.60               398.78                253.21
May-00             1857.53               349.06                248.02
Jun-00             2120.55               407.01                254.13
Jul-00             2175.68               376.91                250.16
Aug-00             2678.08               469.71                265.70
Sep-00             3435.62               472.44                251.67
Oct-00             2432.88               437.84                250.61
Nov-00             1475.34               315.72                230.85
Dec-00             1978.08               326.63                231.98

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to beneficial ownership of our common stock as of March 1, 2001 for:

    . each person who we know beneficially owns more than 5% of our common stock;

    .  each of our directors;

    .  each executive officer named in the Summary Compensation Table; and

    .  all of our directors and executive officers as a group.

   Except as indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                    Shares of Common Stock
                                                    Beneficially Owned(1)
                                                    --------------------------
                                                                  Percentage
            Name of Beneficial Owner(2)               Number       Ownership
            ---------------------------             ------------- ------------
Morgan Stanley Dean Witter & Co.(3)................     6,186,870        7.59%
 1585 Broadway
 New York, NY 10036

American Express Financial Corporation(3)..........     4,061,066        4.98%
 200 AXP Financial Center
 Minneapolis, MN 55474

Amnon Landan(4)(5).................................     3,073,222        3.64%
Kenneth Klein(4)(6)................................     1,426,963        1.72%
Igal Kohavi(7).....................................        40,000           *
Yair Shamir(8).....................................        60,000           *
Giora Yaron(9).....................................        40,000           *
Sharlene Abrams(4)(10).............................       430,527           *
Moshe Egert(4)(11).................................       507,864           *
Douglas Smith(4)(12)...............................       550,505           *
All directors and officers as a group
 (8 persons)(4)(5)(6)(7)(8)(9)(10)(11)(12).........     6,129,081        7.01%

--------
  *  Less than 1%.

 (1) Percentage ownership is based on 81,534,837 shares of common stock outstanding as of March 1, 2001.

 (2) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

 (3) Number of shares beneficially owned or of record is determined solely from information reported on a Schedule 13G on or before March 1, 2001.

 (4) Includes shares subject to outstanding options that are currently exercisable or exercisable within 60 days of March 1, 2001. Because all options granted by Mercury Interactive pursuant to our 1999 Option Plan and our Amended and Restated 1989 Stock Option Plan are immediately exercisable whether or not vested, all options granted pursuant to the 1999 Option Plan and the 1989 Option Plan, held by parties named in the table have been treated as currently exercisable. However, Mercury Interactive has a right to repurchase, upon the optionee's termination of employment, any shares acquired by the optionee through the exercise of any unvested options. This repurchase right lapses over time.

 (5) Includes 2,924,000 shares subject to stock options held by Mr. Landan that are exercisable within 60 days of March 1, 2001.

 (6) Includes 1,426,417 shares subject to stock options held by Mr. Klein that are exercisable within 60 days of March 1, 2001.

 (7) Includes options held by Dr. Kohavi exercisable within 60 days of March 1, 2001 for 40,000 shares of common stock pursuant to Mercury Interactive's 1994 Directors' Stock Option Plan.

 (8) Includes 20,000 shares registered in the name of Goldfarb & Levy and held on behalf of Mr. Shamir and includes options held by Mr. Shamir exercisable within 60 days of March 1, 2001 for 60,000 shares of common stock pursuant to Mercury Interactive's 1994 Directors' Stock Option Plan.

 (9) Includes options held by Dr. Yaron exercisable within 60 days of March 1, 2001 for 40,000 shares of common stock pursuant to Mercury Interactive's 1994 Directors' Stock Option Plan.

(10) Includes 334,938 shares subject to stock options held by Ms. Abrams that are exercisable within 60 days of March 1, 2001.

(11) Includes 506,000 shares subject to stock options held by Mr. Egert that are exercisable within 60 days of March 1, 2001.

(12) Includes 550,000 shares subject to stock options held by Mr. Smith that are exercisable within 60 days of March 1, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of the our equity securities to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

   Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during Fiscal 2000, except as follows:
Sharlene Abrams filed a Form 4 for the month of April 2000 reporting an exercise of options to purchase 10,063 shares of common stock nine months late.

                                 OTHER MATTERS

   We know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the board of directors may recommend.

   MERCURY INTERACTIVE'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, IS AVAILABLE WITHOUT CHARGE TO EACH STOCKHOLDER BY SENDING A WRITTEN REQUEST TO THE UNDERSIGNED AT MERCURY INTERACTIVE'S ADDRESS INDICATED ON THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                          THE BOARD OF DIRECTORS

                                          Sharlene Abrams
                                          Secretary

Dated: April 12, 2001

                                  APPENDIX A

                        MERCURY INTERACTIVE CORPORATION

                            Audit Committee Charter

Purpose

   The primary purpose of the Mercury Interactive Corporation (the "Company") Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to its shareholders, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements.

   In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

   The Committee shall review the adequacy of this Charter on an annual basis.

Membership and Meetings

   The Committee shall be comprised of not less than three non-employee members of the Board. The Board shall designate a chairman of the Committee. The Committee's composition will meet the requirements of the Audit Committee Policy of the NASDAQ.

   Accordingly, all of the members will be directors who:

  . Have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  . Are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

   The Committee shall meet at least four times annually or more frequently as the committee may deem appropriate.

Key Responsibilities

   The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

   The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  . Review and discuss with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

  . Review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

   Discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

  . The audit committee shall review the independence and performance of the auditors. With respect to the independence of the independent auditors, the Committee shall:

    . Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

    . Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

    . Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

  . The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

Other Matters

   The Committee shall prepare such reports as are required by the Securities and Exchange Commission for inclusion in the Company's annual proxy statement and maintain minutes of its meetings.

________________________________________________________________________________


                        MERCURY INTERACTIVE CORPORATION

                      2001 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Mercury Interactive Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 2001, and hereby appoints Amnon Landan, Sharlene Abrams and Susan J. Skaer, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual
Meeting of Stockholders of Mercury Interactive Corporation to be held on May 15, 2001, at 10:00 a.m. local time, at Mercury Interactive's corporate offices at 1325 Borregas Avenue, Sunnyvale, California, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF
                         ---                            ---
THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                                   (Continued, and to be signed on reverse side)

________________________________________________________________________________
                         /\  FOLD AND DETACH HERE  /\

________________________________________________________________________________

                                          Please mark your vote as indicated [X]


1. To elect five (5) directors of Mercury Interactive for the ensuing year and until their successors are elected: (1) Amnon Landan; (2) Kenneth Klein; (3) Igal Kohavi; (4) Yair Shamir; and (5) Giora Yaron.

     FOR ALL     WITHHOLD ALL    FOR ALL EXCEPT
       [_]           [_]              [_]


To withhold authority to vote, mark "For All Except" and write the nominees number on the line below:

___________________________________________________________________________



2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Mercury Interactive for the year ending December 31, 2001.

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]




     To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.





Signatures(s):_______________________________________________ Date:_____________

Note: This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

________________________________________________________________________________
                         /\  FOLD AND DETACH HERE  /\